Exhibit 99.3
LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements
     On February 12, 2010, Libra Alliance Corporation, (“Libra”) a Nevada corporation, entered into a master transaction agreement (the “Master Transaction Agreement”) with LY Holdings, LLC (“LYH”), a Kentucky limited liability company, and holders of LYH notes having a face value of $5,149,980 (the “LYH Debtholders”) under which LYH will transfer 100% of its interest in its wholly-owned subsidiary, Lightyear Network Solutions, LLC (“Lightyear”), a Kentucky limited liability company, including its wholly-owned subsidiary, Lightyear Alliance of Puerto Rico, LLC (which has limited activity), in exchange for common and preferred stock of Libra (the “Exchange Transaction”).
     Commencing in May 2009 and continuing through February 8, 2010, LYH issued convertible promissory notes to the LYH debt holders under a capital campaign (the “LYH Note and Warrant Offering”). All of the net cash proceeds under the LYH Note and Warrant Offering were transferred to Lightyear. As Lightyear was the beneficiary of the net proceeds raised under the LYH Note and Warrant Offering, the full costs incurred (interest, change in the fair value of derivative liabilities, amortization of debt discount and deferred financing costs) by LYH in connection with the financing, were charged to Lightyear as a cost of the offering.
     Immediately before, and as a contingency to, the closing of the Exchange Transaction, LYH and the LYH Debtholders entered into agreements for the modification, rescission and/or exchange of certain securities held by the LYH Debtholders (the “Securities Modification Agreements”). The modified LYH Notes were then contributed to Libra in exchange for Libra common stock (the “Contribution Agreements”). Pursuant to the Securities Modification Agreements, the LYH Notes now have a maturity date of December 31, 2011 and an interest rate of five percent (5%) per annum. The effect of the modifications and rescissions of the LYH Notes was to eliminate the previously existing conversion and guaranty features, as well as to cancel the warrants issued in connection with these securities. The modifications and rescissions under the Securities Modification Agreements became effective upon the contribution of the LYH notes to Libra.
     On February 12, 2010, Libra and the LYH Debtholders entered into the Contribution Agreements, which provided for the contribution by the LYH Debtholders of the LYH Notes to Libra. In exchange for the LYH Notes, Libra issued an aggregate of 3,242,533 shares of Libra common stock to the LYH Debtholders. Since the LYH Notes represent a receivable from an entity which is now a stockholder, the LYH Notes were recorded as contra-equity.
     The transactions under the Master Transaction Agreement are deemed to be a merger intended to qualify as a tax-free unified exchange of property for stock under Section 351 of the Internal Revenue Code of 1986.
     Based on the fact that after the exchange: (i) the former member of Lightyear controls Libra, (ii) the officers of Lightyear have become Libra’s officers and the directors of Lightyear have become Libra’s directors, (iii) Libra’s only business is the business that had been previously conducted by Lightyear, for accounting purposes, Lightyear is treated as the acquirer. The acquisition will be accounted for as a “reverse merger” and recapitalization since the sellers of Lightyear will control the combined company immediately following the completion of the transaction. Accordingly, the assets and liabilities and the historical operations that are reflected in the financial statements in this report filed on Form 8-K are those of Lightyear and are recorded at the historical cost basis of Lightyear. Libra’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Lightyear after consummation of the acquisition.
     The following unaudited pro forma condensed combined balance sheet as of September 30, 2009 combines the unaudited condensed balance sheet of Libra as of September 30, 2009 with the unaudited condensed consolidated balance sheet of Lightyear, giving effect to the transactions described in the Master Transaction Agreement as if they had occurred on September 30, 2009.

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
     Introduction to the Unaudited Pro Forma Condensed Combined Financial Statements, continued
     The following unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2009 combines the unaudited condensed statement of operations of Libra for the nine months ended September 30, 2009 with the unaudited condensed consolidated results of operations of Lightyear for the nine months ended September 30, 2009, giving effect to the transactions described in the Master Transaction Agreement as if they had occurred on January 1, 2009.
     The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008 combines the condensed statement of operations of Libra for the year ended December 31, 2008 with the condensed consolidated results of operations of Lightyear for the year ended December 31, 2008, giving effect to the transactions described in the Master Transaction Agreement as if they had occurred on January 1, 2008.
     The pro forma adjustments give effect to events that are directly attributable to the transactions discussed below, that have a continuing impact on the operations of Libra, and are based on available data and certain assumptions that management believes are factually supportable.
     The Company is providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed combined financial statements described above should be read in conjunction with Libra’s historical financial statements and those of Lightyear and the related notes thereto contained elsewhere in this Form 8-K. The pro forma adjustments and the unaudited pro forma information are not necessarily indicative of the financial position or results of operations that may have actually occurred had the merger taken place on the dates noted, or of Libra’s future financial position or operating results.

Libra Alliance Corporation
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of September 30, 2009

		Lightyear
	Libra Alliance	Network	Pro Forma		Pro Forma
	Corp.	Solutions, LLC	Adjustments		Adjustments		Pro Forma
	Note 1	Note 2	Dr.	Notes	Cr.	Notes	Balance
CURRENT ASSETS
			$1,729,180	4
Cash	$1,553	$440	250,000	3	$1,553	7	$1,979,620
Accounts receivable, net	—	5,742,206	—		—		5,742,206
Vendor deposits	—	1,005,572	—		—		1,005,572
Inventories	—	479,294	—		—		479,294
Deferred financing costs	—	409,237	—		409,237	5	—
					893,924	6
Due from Parent	—	180,309	963,615	5	250,000	3	—
Prepaid expenses and other current assets	—	703,986	—		—		703,986

Total current assets	1,553	8,521,044	2,942,795		1,554,714		9,910,678
PROPERTY AND EQUIPMENT, net	—	369,854	—		—		369,854
DEFERRED FINANCING COSTS		183,578	370,800	4	554,378	5	—
INTANGIBLE ASSETS, NET	—	1,164,583	—		—		1,164,583
OTHER ASSETS	—	275,330	—		—		275,330

TOTAL ASSETS	$1,553	$10,514,389	$3,313,595		$2,109,092		$11,720,445

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$35,500	$7,245,563	$35,500	7	$—		$7,245,563
Accounts payable — related party	9,850	—	9,850	7	—		—
Interest payable to Parent	—	4,322,545	4,322,545	6	—		—
Accrued agent commissions	—	657,786	—		—		657,786
Deferred revenue	—	1,514,806	—		—		1,514,806
Other liabilities	—	1,497,474	—		—		1,497,474
Current portion of capital lease obligations	—	39,793	—		—		39,793
Current portion of loans payable to Parent	—	15,316,262	15,316,262	6	—		—

Total current liabilities	45,350	30,594,229	19,684,157		—		10,955,422
CAPITAL LEASE OBLIGATIONS, NON-CURRENT PORTION	—	5,130	—		—		5,130

LOANS PAYABLE TO PARENT, NON-CURRENT PORTION	—	3,950,000	6,049,980	6	2,099,980	4	—

INTEREST PAYABLE TO PARENT, NON-CURRENT PORTION	—	49,932	49,932	6	—		—

TOTAL LIABILITIES	45,350	34,599,291	25,784,069		2,099,980		10,960,552
COMMITMENTS AND CONTINGENCIES	—	—	—		—		—
STOCKHOLDERS’ EQUITY
Common stock — $.001 par value; 70,000,000 shares					3,243	10
authorized; 18,748,033 issued and outstanding	6,400	—	895	8	10,000	9	18,748
Preferred stock — $.001 par value; 9,500,000 shares
authorized; 9,500,000 issued and outstanding	—	—			9,500	9	9,500
Note receivable issued for common stock			5,149,980	10	—		(5,149,980)
					759,893	11
			58,200	7	5,146,737	10
Additional paid-in capital	51,800	—	19,500	9	895	8	5,881,625
Retained earnings (deficit)	(101,997)	—	—		101,997	7	—
			759,893	11
Member’s deficit	—	(24,084,902)	—		24,844,795	6	—

TOTAL STOCKHOLDERS’ EQUITY	(43,797)	(24,084,902)	5,988,468		30,877,060		759,893
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,553	$10,514,389	$31,772,537		$32,977,040		$11,720,445

See notes to these unaudited pro forma condensed combined financial statements

Libra Alliance Corporation
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2009

		Lightyear
	Libra Alliance	Network	Pro Forma		Pro Forma
	Corp.	Solutions, LLC	Adjustments		Adjustments		Pro Forma
	Note A	Note B	Dr.	Notes	Cr.	Notes	Balance
REVENUES	$—	$44,107,125	$—		$—		$44,107,125
COST OF REVENUES	—	29,081,769	—		—		29,081,769

GROSS PROFIT	—	15,025,356	—		—		15,025,356

OPERATING EXPENSES
Commission expense	—	4,083,011	—		—		4,083,011
Commission expense — related parties	—	121,000	—		—		121,000
Depreciation and amortization	—	399,494	—		—		399,494
Bad debt expense	—	3,029,621	—		—		3,029,621
Selling, general and administrative expenses	783	9,922,111	—		—		9,922,894

TOTAL OPERATING EXPENSES	783	17,555,237	—		—		17,556,020

LOSS FROM OPERATIONS	(783)	(2,529,881)	—		—		(2,530,664)

OTHER INCOME (EXPENSE):
Interest income	—	68,435	—		193,124	C	261,559
Interest (expense) — Parent	—	(1,420,739)	—		1,420,739	G	—
Amortization of deferred financing costs	—	(76,746)	—		76,746	D	—
Amortization of debt discount	—	(133,991)	—		133,991	E	—
Change in fair value of derivative liabilities	—	82,507	82,507	F	—		—
Other income (expense)	—	8,117	—		—		8,117

OTHER EXPENSE	—	(1,472,417)	82,507		1,824,600		269,676

NET LOSS	(783)	(4,002,298)	82,507		1,824,600		(2,260,988)
Preferred stock dividends	—	—	712,500	K	—		(712,500)

NET LOSS APPLICABLE TO COMMON STOCK HOLDERS	$(783)	$4,002,298	$795,007		$1,824,600		$(2,973,488)

Basic and Diluted Loss Per
Common Share	$(0.00)						$(0.16)

Weighted Average Common Shares
					10,000,000	H
					3,242,533	I
					(894,500)	J
Basic and Diluted	6,400,000				—	K	18,748,033

See notes to these unaudited pro forma condensed combined financial statements

Libra Alliance Corporation
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

		Lightyear
	Libra Alliance	Network	Pro Forma		Pro Forma
	Corp.	Solutions, LLC	Adjustments		Adjustments		Pro Forma
	Note L	Note M	Dr.	Notes	Cr.	Notes	Balance
REVENUES	$—	$57,447,889	$—		$—		$57,447,889

COST OF REVENUES	—	36,752,809	—		—		36,752,809

GROSS PROFIT	—	20,695,080	—		—		20,695,080

OPERATING EXPENSES
Commission expense	—	6,564,533	—		—		6,564,533
Commission expense — related parties	—	365,000	—		—		365,000
Depreciation and amortization	—	845,617	—		—		845,617
Bad debt expense	—	832,831	—		—		832,831
Selling, general and administrative expenses	7,591	12,983,671	—		—		12,991,262
Goodwill and intangible asset impairment charges	—	52,691	—		—		52,691

TOTAL OPERATING EXPENSES	7,591	21,644,343	—		—		21,651,934

LOSS FROM OPERATIONS	(7,591)	(949,263)	—		—		(956,854)

OTHER INCOME (EXPENSE):
Interest income	—	97,477	—		257,499	N	354,976
Interest expense	—	(2,007,041)	—		2,007,041	O	—
Other income (expense)	—	8,411	—		—		8,411

OTHER EXPENSE	—	(1,901,153)	—		2,264,540		363,387

NET LOSS	(7,591)	(2,850,416)	—		2,264,540		(593,467)

Preferred stock dividends	—	—	950,000		$—		(950,000)

NET LOSS APPLICABLE TO COMMON STOCK HOLDERS	$(7,591)	$(2,850,416)	$950,000		$2,264,546		$(1,543,467)

Basic and Diluted Loss Per Common Share	$(0.00)						$(0.08)

Weighted Average Common Shares
					10,000,000	P
					3,242,533	Q
					(894,500)	R
Basic and Diluted	6,400,000				—	S	18,748,033

See notes to these unaudited pro forma condensed combined financial statements

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
1. Merger Agreement
     On February 12, 2010, pursuant to the Exchange Transaction entered into on February 12, 2010, LYH transferred its 100% membership interest in Lightyear and Subsidiary to Libra in exchange for 10,000,000 shares of Libra’s common stock issued at closing and the right to receive, shortly after the consummation of the merger, 9,500,000 shares of Libra’s convertible preferred stock. In addition, the LYH Debtholders have exchanged $5,149,980 of LYH Notes for 3,242,533 shares of Libra common stock. Libra and LYH have agreed to issue the preferred stock to LYH after the merger and upon Libra receiving the approval for its stockholders to increase its authorized shares to 70,000,000 shares of common stock and 9,500,000 shares of a new class of preferred stock. The LYH Notes contributed by the LYH Debtholders are due from LYH, the sellers of Lightyear in this exchange transaction.
2. Pro Forma Adjustments
The following pro forma adjustments give effect to the reverse merger
     Condensed Combined Balance Sheet — as of September 30, 2009

Note 1	Derived from the unaudited condensed financial statements of Libra as of September 30, 2009.

Note 2	Derived from the unaudited condensed consolidated financial statements of Lightyear as of September 30, 2009.

LYH Notes — Impact After September 30, 2009

Note 3	To record LYH’s subsequent collection on October 1, 2009, of a subscription receivable under the LYH Note and Warrant Offering as of September 30, 2009.

	Debit	Credit
Cash	$250,000
Due from Parent		$250,000

Note 4	To record the net proceeds received by Lightyear, and related deferred financing costs, in connection with the LYH Notes issued after September 30, 2009.

	Debit	Credit
Deferred financing costs, non-current portion	$370,800
Cash	1,729,180
Loans payable to Parent, non-current portion		$2,099,980

Securities Modification and Rescission and Exchange Transaction

Note 5	To transfer deferred financing costs to LYH as a result of Lightyear being relieved of its obligations under the related loans payable to LYH.

	Debit	Credit
Deferred financing costs, current portion		$409,237
Deferred financing costs, non-current portion		554,378
Due from Parent	$963,615

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
2. Pro Forma Adjustments, continued
     Condensed Combined Balance Sheet — as of September 30, 2009, continued

Securities Modification and Rescission and Exchange Transaction, continued

Note 6	Adjustments to reflect the recapitalization of the net amount of all intercompany obligations to LYH as a contribution to capital.

	Debit	Credit
Due from Parent		$893,924
Interest payable to Parent, current portion	$4,322,545
Interest payable to Parent, non-current portion	49,932
Loans payable to Parent, current portion	15,316,262
Loans payable to Parent, non-current portion	6,049,980
Member’s deficit		24,844,795

Note 7	Adjustments to record Libra’s assets and liabilities which were settled prior to the merger.

	Debit	Credit
Cash		$1,553
Additional paid in capital	$58,200
Accounts payable	35,500

Accounts payable — related party	9,850
Retained earnings (deficit)		101,997

Note 8	Adjustments to record Libra’s retirement of 894,500 shares of common stock in connection with the Exchange Agreement.

	Debit	Credit
Common stock	$895
Additional paid-in capital		$895

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
2. Pro Forma Adjustments, continued
     Condensed Combined Balance Sheet — as of September 30, 2009, continued

Securities Modification and Rescission and Exchange Transaction, continued

Note 9	To record the issuance of shares of Libra in exchange for 100% of the membership interest of Lightyear. Libra issued 10,000,000 shares of common stock at a par value of $0.001 and covenanted to issue 9,500,000 shares of convertible preferred stock at a par value of $0.001.

	Debit	Credit
Common stock		$10,000
Convertible preferred stock		9,500
Additional paid-in capital	$19,500

Note 10	To record the note receivable with an aggregate face and fair value of $5,149,980 contributed by the LYH Debtholders in exchange for the issuance of 3,242,533 shares of common stock of Libra.

	Debit	Credit
Note receivable (contra-equity)	$5,149,980
Common stock		$3,243
Additional paid-in capital		5,146,737

Note 11	To capitalize member’s deficit to additional paid-in capital in conjunction with the recapitalization.

	Debit	Credit
Member’s deficit	$759,893
Additional paid-in capital		$759,893

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
2. Pro Forma Adjustments, continued
     Condensed Combined Statement of Operations — For The Nine Months Ended September 30, 2009

Note A	Derived from the unaudited condensed financial statements of Libra for the nine months ended September 30, 2009.

Note B	Derived from the unaudited condensed consolidated financial statements of Lightyear for the nine months ended September 30, 2009.
     Pro Forma Adjustments:

Note C	To record the accrual of interest income for the nine months ended September 30, 2009 of $193,124 on the note receivable with an aggregate face and fair value of $5,149,980 contributed by the LYH Debtholders.

Note D	To reverse the amortization of deferred financing costs of $76,746 as a result of Lightyear being relieved of its obligations to LYH as of the closing date of the Exchange Transaction.

Note E	To reverse the amortization of debt discount of $133,991 as a result of Lightyear being relieved of its obligations to LYH as of the closing date of the Exchange Transaction.

Note F	To reverse the change in the fair value of derivative liabilities of $82,507 as a result of Lightyear being relieved of its obligations to LYH as of the closing date of the Exchange Transaction.

Note G	To record the elimination of interest expense — Parent, of $1,420,739 as this interest obligation was forgiven in connection with the execution of the Exchange Transaction.

Note H	To record the issuance of 10,000,000 shares of Libra common stock issued to LYH in exchange for the contribution of Lightyear to Libra.

Note I	To record the issuance of 3,242,533 shares of Libra common stock to the LYH Debtholders in exchange for the modified LYH Notes.

Note J	To record the cancellation of 894,500 shares of Libra common stock by the existing Libra common stockholders pursuant to the Exchange Transaction.

Note K	To record the impact of the accruable 5% dividend ($712,500 for nine months) on the $2.00 per share stated value of the covenanted 9,500,000 shares of Libra preferred stock being issued to LYH in exchange for LYH’s contribution of Lightyear to Libra, We have excluded the impact of the issuance of the 9,500,000 shares of Libra preferred stock from the denominator of the loss per share calculation, because the impact would be anti-dilutive.

LIBRA ALLIANCE CORPORATION
Notes to Unaudited Pro Forma Condensed Combined Financial Statements
2. Pro Forma Adjustments, continued
     Condensed Combined Statement of Operations — For The Year Ended December 31, 2008

Note L	Derived from the financial statements of Libra for the year ended December 31, 2008.

Note M	Derived from the consolidated financial statements of Lightyear for the year ended December 31, 2008.
     Pro Forma Adjustments:

Note N	To record the accrual of interest income for the year ended December 31, 2008 of $257,499 on the note receivable with an aggregate face and fair value of $5,149,980 contributed by the LYH Debtholders

Note O	To record the elimination of interest expense — Parent, of $2,007,041 as this interest obligation was forgiven in connection with the execution of the Exchange Transaction.

Note P	To record the issuance of 10,000,000 shares of Libra common stock issued to LYH in exchange for the contribution of Lightyear to Libra.

Note Q	To record the issuance of 3,242,533 shares of Libra common stock to the LYH debt holders in exchange for the modified LYH notes.

Note R	To record the cancellation of 894,500 shares of Libra common stock by the existing Libra common stockholders pursuant to the Exchange Transaction.

Note S	To record the impact of the accruable 5% dividend ($950,000 for twelve months) on the $2.00 per share stated value of the covenanted 9,500,000 shares of Libra preferred stock being issued to LYH in exchange for LYH’s contribution of Lightyear to Libra, We have excluded the impact of the issuance of the 9,500,000 shares of Libra preferred stock from the denomonator of the loss per share calculation, because the impact would be anti-dilutive.